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N-SAR FILING
THRIVENT SERIES FUND, INC.

Affiliated Underwritings
For 6-month period ending June 30, 2007

                                                               Par/    Issuer                           Participating  Selling
Fund             Trade Date  CUSIP     Issuer    144A  Price   Amount  Size        Percent  Broker      Underwriters   Concession
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
Thrivent Partner 05/17/2007  382550101 Goodyear  Yes   $33.00  1,475   22,727,272  0.0065%  Deutsche    Goldman,       Underwriting
Mid Cap Value                          Tire &                                               Bank        Sach & Co.;    Spread of
Fund                                   Rubber                                               Securities  Deutsche Bank  $1.0725 /
                                                                                            Inc.        Securiites;    share
                                                                                                        Citi; Calyon   (3.25%)
                                                                                                        Securities
                                                                                                        (USA) Inc.;
                                                                                                        JP Morgan;
                                                                                                        KBC Financial
                                                                                                        Products;
                                                                                                        Morgan Stanley;
                                                                                                        Natexis
                                                                                                        Bleichroeder
                                                                                                        Inc.
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Thrivent Partner 05/17/2007  382550101 Goodyear  Yes   $33.00  2,620   22,727,272  0.0115%  Deutsche    Goldman,       Underwriting
Mid Cap Value                          Tire &                                               Bank        Sach & Co.;    Spread of
Portfolio                              Rubber                                               Securities  Deutsche Bank  $1.0725 /
                                                                                            Inc.        Securiites;    share
                                                                                                        Citi; Calyon   (3.25%)
                                                                                                        Securities
                                                                                                        (USA) Inc.;
                                                                                                        JP Morgan;
                                                                                                        KBC Financial
                                                                                                        Products;
                                                                                                        Morgan Stanley;
                                                                                                        Natexis
                                                                                                        Bleichroeder
                                                                                                        Inc.
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